SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): June 25, 1996


                SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

           (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF JUNE 1, 1996, PROVIDING FOR THE ISSUANCE OF ASSET-BACKED FIXED RATE AND FLOATING RATE CERTIFICATES, SERIES 1996-3)


                SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
    ---------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        DELAWARE                    33-84924                13-3439681
- ----------------------------    ------------------    ----------------------
(State or Other Jurisdiction        (Commission       (I.R.S. Employer
of Incorporation)                   File Number)      Identification Number)

Seven World Trade Center
NEW YORK, NEW YORK                                 10048
- ----------------------------                    ----------
(Address of Principal                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
                                                     --------------

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        ------------------------------------------------------------------

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:



                  Item 601(a) of
                  Regulation S-K
EXHIBIT NO.       EXHIBIT NO.                   DESCRIPTION
- -----------       --------------                -----------

     1                   23               Consent of Independent Accountants

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 25, 1996

                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.



                                    By:   /s/ Susan S. Woodbury
                                       ------------------------
                                    Name:   Susan S. Woodbury
                                    Title:  Assistant Vice President

                                INDEX TO EXHIBITS



      EXHIBIT NO.             DESCRIPTION                         PAGE
      -----------             -----------                         ----

            1           Consent of Coopers & Lybrand L.L.P.         6

                                    EXHIBIT 1

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the incorporation by reference in the Prospectus Supplement dated June 25, 1996 (to the Prospectus dated June 17, 1996) of Salomon Brothers Mortgage Securities VII, Inc., relating to the Asset-Backed Fixed Rate and Floating Rate Certificates, Series 1996-3 of our report dated January 17, 1996, on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995. We also consent to the reference to our Firm under the caption "Experts".



                            COOPERS & LYBRAND L.L.P.



New York, New York
June 25, 1996